Exhibit 13.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Internet Initiative Japan Inc., a Japanese corporation (the “Company”), hereby certifies, to such officer’s knowledge, that the Annual Report on Form 20-F for the year ended March 31, 2003, as amended (the “Report”), of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 8, 2003

	/s/	Koichi Suzuki

Name: Title:		Koichi Suzuki President, Chief Executive Officer and Representative Director

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Internet Initiative Japan Inc., a Japanese corporation (the “Company”), hereby certifies, to such officer’s knowledge, that the Annual Report on Form 20-F for the year ended March 31, 2003, as amended (the “Report”), of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 8, 2003

	/s/	Yasuhiro Nishi

Name: Title:		Yasuhiro Nishi Chief Financial Officer and Chief Accounting Officer